Organization and Description of Business	9 Months Ended
Sep. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business
1. Organization and Description of Business
Description of Business
American Well Corporation (the “Company”) was incorporated under the laws of the State of Delaware in June 2006. The Company is headquartered in Boston, Massachusetts. The Company is a leading telehealth company that enables the digital distribution and delivery of care for healthcare’s key stakeholders. The Company’s scalable technology is deployed at the enterprise level of clients, embeds into existing offerings and workflows, spans the continuum of care and enables the delivery of this care across a wide variety of clinical, retail, school and home settings.
The Company is subject to a number of risks similar to other companies of a similar size in the high technology industry, including, but not limited to, uncertainty of progress in developing technologies, new technological innovations, dependence on key personnel, protection of proprietary technology, uncertainty of market acceptance of telehealth and the need for additional financing.
Initial Public Offering
On September 21, 2020, the Company closed on its initial public offering (the “IPO”) in which the Company issued and sold 45,681,499 shares of Class A common stock, including the exercise of an underwriter option to purchase additional shares, at an issuance price of $18.00 per share. The Company received net proceeds of $768,537 after deducting underwriting discounts and commissions of $49,336 as well as other offering costs of $4,394. Upon the closing of the IPO, the Company’s then-outstanding convertible preferred stock converted into an aggregate of 136,625,900 shares of Class A common stock.
Google Private Placement
On August 22, 2020, the Company entered into a strategic partnership and stock purchase agreement with Google LLC, where the Company agreed to issue Google $100,000 of Class C common stock, with the price per share to be equal to the purchase price in the IPO. Concurrently with the IPO, the Company consummated the private placement offering to Google and issued Google 5,555,555 shares of Class C common stock for $99,100 after deducting offering costs of $900.
Stock Split
On August 28, 2020 the Company effected an
8.8-for-1.0
stock split of its issued and outstanding shares of common stock and a proportional adjustment to the existing conversion ratios for each series of the Company’s then outstanding convertible preferred stock (see Note 11). The corresponding number of shares and exercise prices related to stock options and RSUs were also adjusted. The impact of the stock split has been applied retrospectively to all periods presented.
Liquidity and Capital Resources
The accompanying condensed consolidated financial statements have been prepared on the basis of continuity of operations, realization of assets, and the satisfaction of liabilities and commitments in the ordinary course of business. Through September 30, 2020, the Company has primarily funded its operations with proceeds from the initial public offering, the sales of convertible preferred stock and revenue from customers who purchase access to the Company’s telehealth platform. On September 21, 2020 the Company closed on the IPO raising $822,267 in gross proceeds. On September 21, 2020 the Company closed on a private placement with Google raising $100,000 in gross proceeds. Since inception, the Company has incurred recurring losses. As of September 30, 2020, the Company had an accumulated deficit of $532,047. The Company expects to continue to generate operating losses for the foreseeable future.
The Company expects that its cash, cash equivalents and investments will be sufficient to fund its operating expenses and capital expenditure requirements for at least the next twelve months.